Exhibit 99.1

Pure Storage Announces Second Quarter Fiscal 2021 Financial Results

Subscription services momentum continues with 37% year-over-year revenue growth

International revenue grew 20% year-over-year

MOUNTAIN VIEW, Calif., August 25, 2020 – Pure Storage (NYSE: PSTG), the IT pioneer that delivers storage as-a-service in a multi-cloud world, today announced financial results for its second quarter ended August 2, 2020.

“We had a solid quarter, reflecting Pure’s unmatched technology leadership, simplicity, performance and extraordinary reliability that makes us the right decision during this time,” said Charles Giancarlo, Chairman and CEO, Pure Storage. “Pure delivers the Modern Data Experience by providing dynamic storage, a cloud-like experience via APIs, shared services and flexible on-demand consumption. Looking forward, I am confident in our opportunity, long-term strategy and ability to reaccelerate growth upon exiting the global crisis.”

Second Quarter Financial Highlights

•Revenue $403.7 million, up 2% year-over-year
•Subscription services revenue $131.4 million, up 37% year-over-year
•GAAP gross margin 68.0%; non-GAAP gross margin 69.8%
•GAAP operating loss $(64.1) million; non-GAAP operating income $11.2 million
•Operating cash flow was $50.7 million, up $1.9 million year-over-year
•Free cash flow was $25.7 million, up $5.8 million year-over-year
•Total cash and investments of $1.3 billion
•Deferred revenue of $724.8 million, up 2.6% quarter-over-quarter and 19.3% year-over-year
•Remaining performance obligations (RPO) of $956.4 million, up 4.9% quarter-over-quarter and 24.2% year-over-year

“Pure, with its channel partners, continues to deliver solid results during the global economic recession caused by COVID-19,” said Kevan Krysler, CFO, Pure Storage. “We are particularly pleased with the sustained strong growth and momentum of our subscription services that offer customers a cloud-like experience with more flexibility and compelling total cost of ownership.”

Second Quarter Company Highlights

Pure’s second quarter delivered technology enhancements that support modern applications, multi-dimensional performance, differentiated consumption models and simplicity that make the Modern Data Experience a reality for customers.
•Introducing the second generation FlashArray//C - Today we announced the second generation FlashArray//C, delivering even lower effective cost/GB, making it now substantially less expensive than competing legacy hybrid disk arrays. The industry’s only all-QLC storage array, FlashArray//C features 24TB and 49TB QLC DirectFlash Modules and fully leverages the broad suite of efficiency and reliability features in FlashArray’s Purity software. With FlashArray//C for capacity-oriented workloads, FlashArray//X for performance-centric workloads, and Cloud Block Store in the cloud, customers are able to consolidate tier 1, tier 2 and cloud workloads onto a single platform.

•Delivering rapid recovery at scale - In Q2, Pure announced a partnership with Cohesity to deliver an integrated data recovery solution, Pure FlashRecover™, Powered by Cohesity®. The solution provides all-flash data backup and recovery capabilities that enterprises require for restoring data rapidly in the face of a disaster or ransomware attack. The companies joined forces to develop this solution based on strong demand from their customers to ensure they will always have fast access to their data.

•Strong subscription services momentum - Pure’s subscription services saw continued strength and execution with 37% year-over-year growth from existing and new customers. In Q2, Arrow Energy, BidFX, Dizzion Managed

Desktop as-a-Service, Lafayette General Hospital and Telstra joined the rapidly growing list of existing Pure as-a-Service customers such as CDK Global and Options IT.

Additionally, the Pure Good Foundation, which has had a substantial impact on communities around the globe, celebrates its fifth anniversary this month. Through its philanthropic efforts and hands-on volunteerism, Pure employees engaged in more than 8,000 volunteer activities over the last five years.

Guidance

Through the first half of the year Pure has delivered solid results through execution, focus, and operating discipline. The core fundamentals of Pure’s business are strong, however, the significant global economic contraction caused by COVID-19 continues to create variability. Therefore, consistent with the prior quarter Pure is not providing formal guidance.

Pure’s current view of fiscal Q3 outcomes, which should not be viewed as guidance, is that total revenue will be approximately flat sequentially. In Q3, we expect recurring revenue and sales of our Evergreen and unified subscription services will continue to show strong growth. The company continues to exercise solid operating discipline throughout the organization and estimates that operating margin during Q3 will be slightly below break even, near negative 2%.

Conference Call Information

Pure will host a teleconference to discuss the second quarter fiscal 2021 results at 2:00 p.m. PT on August 25, 2020. A live audio broadcast of the conference call will be available at the Pure Storage Investor Relations website at investor.purestorage.com. Pure will also post its supplemental earnings presentation and prepared conference call remarks to the Investor Relations website in advance of the call for reference. A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at (800) 585-8367 or (416) 621-4642 for international callers with passcode 6089753.

About Pure Storage

Pure Storage (NYSE: PSTG) gives technologists their time back. Pure delivers a modern data experience that empowers organizations to run their operations as a true, automated, storage as-a-service model seamlessly across multiple clouds. One of the fastest-growing enterprise IT companies in history, Pure helps customers put data to use while reducing the complexity and expense of managing the infrastructure behind it. And with a certified customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world.

Analyst Recognition: Pure Storage has been named a Leader in the 2019 Gartner Magic Quadrant for Primary Storage.

Upcoming Event:

•Pure will be presenting at the Deutsche Bank Virtual Technology Conference on September 15th, at 9:30 a.m. PT. The presentation from the event will be webcast live and all information will be available on the investor relations website at investor.purestorage.com.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to future period outcomes, the scope and duration of the COVID-19 pandemic and its impact on our business operations, liquidity and capital resources, employees, customers, supply chain, financial results and the economy, our expectations regarding product and technology differentiation, including our new offerings, strategy and adoption of subscription services, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended February 2, 2020. All information provided in this release and in the attachments is as of August 25, 2020, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow and free cash flow as a percentage of revenue.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, payments to former shareholders of acquired company, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs, amortization of intangible assets acquired from acquisitions, restructuring activities, and expenses directly related to the COVID-19 pandemic that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Nicole Noutsios - Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom – Public Relations, Pure Storage
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	Second Quarter of Fiscal 2021	Fiscal 2020

Assets
Current assets:
Cash and cash equivalents	$355,601	$362,635
Marketable securities	937,514	936,518
Accounts receivable, net of allowance of $587 and $542	366,698	458,643
Inventory	36,363	38,518
Deferred commissions, current	39,507	37,148
Prepaid expenses and other current assets	76,701	56,930
Total current assets	1,812,384	1,890,392
Property and equipment, net	145,126	122,740
Operating lease right-of-use-assets	121,576	112,854
Deferred commissions, non-current	105,180	102,056
Intangible assets, net	52,855	58,257
Goodwill	37,584	37,584
Restricted cash	15,287	15,287
Other assets, non-current	31,620	25,034
Total assets	$2,321,612	$2,364,204
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$56,366	$77,651
Accrued compensation and benefits	96,438	106,592
Accrued expenses and other liabilities	46,818	47,223
Operating lease liabilities, current	29,517	27,264
Deferred revenue, current	378,072	356,011
Total current liabilities	607,211	614,741
Convertible senior notes, net	491,132	477,007
Operating lease liabilities, non-current	109,606	92,977
Deferred revenue, non-current	346,679	341,277
Other liabilities, non-current	20,878	8,084
Total liabilities	1,575,506	1,534,086
Stockholders’ equity:
Common stock and additional paid-in capital	2,172,418	2,107,605
Accumulated other comprehensive income	12,185	5,449
Accumulated deficit	(1,438,497)	(1,282,936)
Total stockholders' equity	746,106	830,118
Total liabilities and stockholders' equity	$2,321,612	$2,364,204

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Second Quarter of Fiscal		First Two Quarters of Fiscal
	2021	2020	2021	2020

Revenue:
Product	$272,309	$300,128	$519,248	$538,869
Subscription services	131,414	96,199	251,594	184,158
Total revenue	403,723	396,327	770,842	723,027
Cost of revenue:
Product (1)	84,731	92,870	154,016	169,462
Subscription services(1)	44,266	35,138	85,275	68,859
Total cost of revenue	128,997	128,008	239,291	238,321
Gross profit	274,726	268,319	531,551	484,706
Operating expenses:
Research and development (1)	114,652	107,020	227,098	212,095
Sales and marketing (1)	171,434	186,188	344,867	352,814
General and administrative (1)	44,471	40,016	85,596	82,126
Restructuring and other (2)	8,288	—	22,990	—
Total operating expenses	338,845	333,224	680,551	647,035
Loss from operations	(64,119)	(64,905)	(149,000)	(162,329)
Other income (expense), net	1,603	(652)	(1,813)	(2,468)
Loss before provision for income taxes	(62,516)	(65,557)	(150,813)	(164,797)
Income tax provision	2,451	461	4,748	1,557
Net loss	$(64,967)	$(66,018)	$(155,561)	$(166,354)

Net loss per share attributable to common stockholders, basic and diluted	$(0.25)	$(0.26)	$(0.59)	$(0.67)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	264,799	251,298	263,867	248,336

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$990	$954	$1,986	$1,931
Cost of revenue -- subscription services	3,686	3,633	7,078	7,584
Research and development	29,839	29,108	58,550	57,353
Sales and marketing	16,848	16,055	33,120	34,369
General and administrative	10,089	8,654	19,412	19,324
Total stock-based compensation expense	$61,452	$58,404	$120,146	$120,561

(2) Includes expenses related to restructuring and incremental expenses directly related to COVID-19

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Second Quarter of Fiscal		First Two Quarters of Fiscal
	2021	2020	2021	2020

Cash flows from operating activities
Net loss	$(64,967)	$(66,018)	$(155,561)	$(166,354)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	16,464	22,531	31,597	43,591
Amortization of debt discount and debt issuance costs	7,189	6,800	14,125	13,290
Stock-based compensation expense	61,452	58,404	120,146	120,561
Impairment of long-lived assets	7,505	—	7,505	—
Other	267	1,138	1,972	327
Changes in operating assets and liabilities, net of effects of acquisition:
Accounts receivable, net	(17,545)	(40,746)	91,896	26,553
Inventory	3,105	8,875	1,735	6,852
Deferred commissions	(2,324)	(5,311)	(5,483)	(3,595)
Prepaid expenses and other assets	(20,091)	6,663	(26,389)	(635)
Operating lease right-of-use assets	7,475	7,229	14,181	13,438
Accounts payable	(6,796)	(5,020)	(21,090)	(30,827)
Accrued compensation and other liabilities	46,426	18,289	(3,217)	(25,704)
Operating lease liabilities	(6,145)	(7,049)	(13,071)	(13,083)
Deferred revenue	18,691	43,032	27,463	71,045
Net cash provided by operating activities	50,706	48,817	85,809	55,459
Cash flows from investing activities
Purchases of property and equipment	(24,994)	(28,933)	(48,776)	(53,229)
Acquisition, net of cash acquired	—	—	—	(47,881)
Purchase of intangible assets	—	(9,000)	—	(9,000)
Purchases of marketable securities	(193,076)	(175,638)	(291,237)	(488,497)
Sales of marketable securities	73,694	38,024	91,351	60,368
Maturities of marketable securities	110,799	106,617	206,174	270,756
Net cash used in investing activities	(33,577)	(68,930)	(42,488)	(267,483)
Cash flows from financing activities
Net proceeds from exercise of stock options	12,383	2,499	21,658	19,260
Proceeds from issuance of common stock under employee stock purchase plan	—	—	16,021	32,042
Proceeds from borrowing	—	—	4,950	—
Repayment of debt assumed from acquisition	—	—	—	(11,555)
Tax withholding on vesting of restricted stock	(1,467)	(1,501)	(2,841)	(7,173)
Repurchases of common stock	(20,024)	—	(90,143)	—
Net cash (used in) provided by financing activities	(9,108)	998	(50,355)	32,574
Net increase (decrease) in cash, cash equivalents and restricted cash	8,021	(19,115)	(7,034)	(179,450)
Cash, cash equivalents and restricted cash, beginning of period	362,867	303,478	377,922	463,813
Cash, cash equivalents and restricted cash, end of period	$370,888	$284,363	$370,888	$284,363

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Second Quarter of Fiscal 2021						Second Quarter of Fiscal 2020
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$990	(c)					$954	(c)
			15	(d)					27	(d)
			297	(e)
			2,003	(f)					1,971	(f)
Gross profit -- product	$187,578	68.9%	$3,305		$190,883	70.1%	$207,258	69.1%	$2,952		$210,210	70.0%

			$3,686	(c)					$3,633	(c)
			47	(d)					98	(d)
Gross profit -- subscription services	$87,148	66.3%	$3,733		$90,881	69.2%	$61,061	63.5%	$3,731		$64,792	67.4%

			$4,676	(c)					$4,587	(c)
			62	(d)					125	(d)
			297	(e)
			2,003	(f)					1,971	(f)
Total gross profit	$274,726	68.0%	$7,038		$281,764	69.8%	$268,319	67.7%	$6,683		$275,002	69.4%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate hazard pay premiums directly related to COVID-19 pandemic.
(f) To eliminate amortization expense of acquired intangible assets.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Second Quarter of Fiscal 2021						Second Quarter of Fiscal 2020
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$61,452	(c)					$56,460	(c)
			2,009	(d)					1,944	(d)
			1,259	(e)					1,355	(e)
			306	(f)
			8,279	(g)
			2,003	(h)					1,971	(h)
Operating Income (loss)	$(64,119)	-15.9%	$75,308		$11,189	2.8%	$(64,905)	-16.4%	$61,730		$(3,175)	-0.8%

			$61,452	(c)					$56,460	(c)
			2,009	(d)					1,944	(d)
			1,259	(e)					1,355	(e)
			306	(f)
			8,279	(g)
			2,003	(h)					1,971	(h)
			7,189	(i)					6,801	(i)
Net income (loss)	$(64,967)		$82,497		$17,530		$(66,018)		$68,531		$2,513

Net income (loss) per share -- basic and diluted	$(0.25)				$0.06		$(0.26)				$0.01
Weighted-average shares used in per share calculation -- basic and diluted	264,799		17,698	(j)	282,497		251,298		19,550	(j)	270,848

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating loss divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired company.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate hazard pay premiums directly related to COVID-19 pandemic.
(g) To eliminate restructuring expenses related to (1) impairment of long-lived assets associated with the cease-use of certain facilities and (2) workforce reduction.
(h) To eliminate amortization expense of acquired intangible assets.
(i) To eliminate amortization expense of debt discount and debt issuance costs related to our convertible debt.
(j) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan).

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Second Quarter of Fiscal		Change
	2021	2020	$
Net cash provided by operating activities	$50,706	$48,817	$1,889
Less: purchases of property and equipment	(24,994)	(28,933)	3,939
Free cash flow (non-GAAP)	$25,712	$19,884	$5,828

Free cash flow as % of revenue	6.4%	5.0%